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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 3, 1998



                        Commission File Number: 0-18976


                         CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



               DELAWARE                                94-3121462
    (State or other jurisdiction           (I.R.S. Employer Identification No.)
  of incorporation or organization)



             3055 Patrick Henry Drive, Santa Clara, CA 95054-1815
             (Address of principal executive offices and zip code)


                 Registrant's Telephone Number: (408) 988-2500


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ITEM 5. OTHER EVENTS

        On June 3, 1998, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Yoshitomi Changes Development Plans Regarding SomatoKine(R) Program in Japan. Further details regarding this announcement are contained in the Company's news release dated June 3, 1998, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) EXHIBITS

Exhibit 21 Celtrix Pharmaceuticals, Inc. News Release dated June 3, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                          CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  June 3, 1998       By: /s/ DONALD D. HUFFMAN
                          ----------------------------------------------
                          Donald D. Huffman
                          Vice President, Finance & Administration
                          Chief Financial Officer
                          (Duly authorized principal financial and
                          accounting officer.)


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                         CELTRIX PHARMACEUTICALS, INC.
                               INDEX TO EXHIBITS


        Exhibit Number
        --------------

        Exhibit 21    Celtrix Pharmaceuticals, Inc. Press Release dated June 3,
                      1998.